UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 11, 2025

ADAPTIN BIO, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-56583	88-1566415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3540 Toringdon Way, Suite 200, #250 Charlotte, NC	28277
(Address of principal executive offices)	(Zip Code)

(888)-609-1498

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) amends the Current Report on Form 8-K of Adaptin Bio, Inc. (the “Company”), filed February 18, 2025 (the “Original Report”), in which the Company reported, among other events, the completion of the Merger (as defined in the Original Report).

This Amendment No. 1 is being filed solely for the purpose of updating certain items in the Original Report under Item 2.01 and Item 9.01. This Amendment No. 1 does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company or its subsidiaries subsequent to the filing date of the Original Report. The information previously reported in or filed with the Original Report is hereby incorporated by reference to this Form 8-K/A. Capitalized terms used but not defined herein have the meanings assigned to them in the Original Report.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Financial Information

The audited financial statements of Adaptin Bio Operating Corporation (previously, and as of the date of the audited financial statements filed herewith, Adaptin Bio, Inc. and referred to in the Original Report as “Private Adaptin”), as of and for the years ended December 31, 2024 and 2023 are set forth in Exhibit 99.1 and incorporated herein by reference.

The unaudited pro forma condensed combined financial information of Private Adaptin and Unite Acquisition 1 Corp. (“Unite Acquisition”) as of and for the year ended December 31, 2024 is set forth in Exhibit 99.2 and incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Management’s Discussion and Analysis of Private Adaptin as of December 31, 2024 is set forth in Exhibit 99.3 and incorporated herein by reference.

Item 9.01 Financial Statement and Exhibits.

(a) Financial statements of businesses acquired.

The audited financial statements of Private Adaptin as of and for the years ended December 31, 2024 and 2023 are set forth in Exhibit 99.1 and incorporated herein by reference.

(b) The unaudited pro forma condensed combined financial statements as of and for the year ended December 31, 2024 of Private Adaptin and Unite Acquisition is set forth in Exhibit 99.2 and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
99.1	Audited Financial Statements of Adaptin Bio Operating Corporation (formerly Adaptin Bio, Inc.) as of and for the years ended December 31, 2024 and 2023.
99.2	Unaudited Pro Forma Condensed Combined Financial Information.
99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 15, 2025	Adaptin Bio, Inc.

	By:	/s/ Michael J. Roberts
Michael J. Roberts
President and Chief Executive Officer

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